(Logo)
Vista
Family of Mutual Funds

THE GROWTH FUND OF WASHINGTON

10th Anniversary

Annual Report
December 31, 1995

Fellow Shareholders

The year 1995 marked not only The Growth Fund of Washington's 10-year anniversary, but also an outstanding performance year. The Fund's net asset value on December 31, 1995 was $18.19 compared to $13.32 on December 31, 1994. During the year, the Fund paid income dividends of 14 cents per share and a long-term capital gain distribution of 85 cents per share. For the twelve months ended December 31, 1995, the value of the Fund's shares increased 44.25% while the unmanaged Standard & Poor's 500 Composite Index was up 37.53%, both including the reinvestment of distributions. At year-end, the weighted average price earnings multiple for the Fund was 14 times 1996 estimated earnings, or 17% less than the S&P 500's multiple of over 17 times.
     The Federal Reserve lowered rates by 25 basis points, at its December meeting, due to indicators pointing to inflation under control and some softness in the economy. The Fund benefitted from the decline in rates. The Fund's financial services and banking issues were particularly strong. The information services, telecommunications and consumer cyclical sectors also performed well. The Growth Fund of Washington's results in 1995 were achieved without significant reliance on technology issues. The preponderance of the Fund's holdings are in stocks with lower price-earnings multiples, and attractive growth rates that are expected to offer shareholders a softer ride over the long term.
     On December 31, 1995, The Growth Fund of Washington held 30 securities in 16 industry groups. The Fund's five largest holdings, representing 42.13% of net assets, were: Federal National Mortgage Association (11.50%); Lockheed Martin Corporation (8.70%); Federal Home Loan Mortgage Corporation (8.06%); CSX Corporation (7.04%); and The Washington Post Company Class B (6.83%). Fannie Mae and Freddie Mac were up substantially for the year. Fannie Mae also announced a recapitalization plan that should energize earnings growth over the next three years.
     During the six months ended December 31, 1995, six new companies were added to the Fund's portfolio: Danaher Corporation, a diversified industrial manufacturer based in Washington, D.C. with an above average growth rate in earnings, well-regarded management, and strong internal ownership of stock; LCI International, a McLean, Virginia headquartered long distance telephone company that has one of the fastest growth rates in the industry; Martek Biosciences Corporation, based in Columbia, Maryland, which is expected to get approval to market algae-based products that supplement infant formula which, according to many studies, improves mental and visual acuity; Primark Corporation, which has a major presence in the Northern Virginia suburbs and is a premier information services company with expected growth in earnings of over 20% annually; Sterile Concepts, a Richmond, Virginia company that is the second leading provider of custom procedure trays to the hospital industry with strong growth prospects; and DST Systems, which provides information processing services to the mutual fund industry and is expected to have above average growth in revenues and earnings over the next several years.
     During the same period, five positions were eliminated, either because they met the adviser's price target objectives or there was a deterioration in their fundamentals. The five holdings sold were: Arnold Industries, Lafarge Corporation, Loyola Capital, Manor Care, and United Dominon Realty Trust.
     Prospects continue to be bright for the regional economy despite slower growth in some parts of the region. There has been some job growth in the private sector to offset some of the slowdown elsewhere. There appear to be many attractive opportunities in the region. In banking, the trend toward consolidation should continue. The Fund's selective holdings of banking issues are expected to benefit from industry trends. The interest rate environment and the legislative outlook for the financial services companies is very positive. Telecommunications legislation that is expected to be signed in 1996, should stimulate growth sector-wide, to the benefit of the Fund.
     As always, we welcome your comments, and we look forward to reporting to you again in six months.

Sincerely,

(Signatures)

James H. Lemon, Jr.      Harry J. Lister
Chairman                 President

February 9, 1996

(Chart 1)

A line graph comparing the value of a $10,000 investment at inception on August 7, 1995 in the Growth Fund of Washington with the Consumer Price Index and Standard & Poor's 500 Composite Index.

DATE                   GFW           S&P500             CPI

9/1/85                9525           10000             10000
12/31/85             10119           11428             10120
12/31/86             11551           13554             10231
12/31/87             12041           14259             10685
12/31/88             14115           16610             11157
12/31/89             16304           21859             11676
12/31/90             13290           21177             12389
12/31/91             16794           27595             12768
12/31/92             19770           29694             13139
12/31/93             22245           32670             13500
12/31/94             20173           33126             13861
12/31/95             29099           45530             14222

      Average Annual Total Return to December 31, 1995
                 1 year    5 years  10 years
                 +37.44    +15.84    +10.60


Growth of a $10,000 Investment

The Fund's results reflect payment of the maximum sales charge of 4.75%, thus the net investment was $9,525. All dividends and capital gain distributions are reinvested in additional shares without a sales charge. The graph covers the period of the Fund's inception (August 7, 1985) to December 31, 1995. The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Past results are not predictive of future results.

     Fund results in this letter were computed without a sales charge.
Here are the total and average annual compound returns for the following periods ended December 31, 1995 on a $1,000 investment at the 4.75% maximum sales charge with all distributions reinvested: 10 years: +173.87%, or +10.60% a year; 5 years: +108.55%, or +15.84% a year; and 12 months:
+37.44%.  Sales charges are lower for accounts of $100,000 or more.
     THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND ARE NOT GUARANTEED AND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON. All investments are subject to certain risks. For example, those which include common stocks are affected by fluctuating stock prices. Accordingly, investors should maintain a long-term perspective.




Investment Portfolio as of December 31, 1995

                                                             Number
Industry                                                       of         Market       Percent of
Group          Securities<F1>                                Shares        Value       Net Assets
Aerospace      Lockheed Martin Corporation                   50,000    $  3,950,000          8.70%
               Bethesda-based defense/aerospace
               company, that also designs and services
               communication and information systems.

Banking &      Capital One Financial Corp.                  66,000        1,575,750           3.47
Credit         A spin-off credit card company of Signet
               Banking Corporation.

               Crestar Financial Corporation                 31,000       1,832,875           4.04
               Richmond-based bank holding company
               with approximately $18 billion in assets.

               First Citizens Financial Corp.<F2>            29,452         559,588           1.23
               Montgomery and Frederick County-based
               savings bank with over $600 million in
               assets.

               NationsBank Corporation                       22,200       1,545,675           3.41
               A multi-bank holding company with over
               1,700 offices in the Eastern United States.

               Riggs National Corporation<F2>                20,000         260,000            .57
               Washington, DC-based bank holding
               company that owns Riggs National Bank
               with over $4 billion in assets.

               Signet Banking Corporation                    66,000       1,567,500           3.45
               A multi-bank holding company with over
               250 branches in Maryland, Virginia and
               Washington, DC.

               TOTAL                                                      7,341,388          16.17

Basic          Danaher Corp.                                 25,000         793,750           1.75
Industry &     Washington, DC-based manufacturer of
Manufacturing  hand tools, automotive & transportation
               equipment, and process & environmental
               controls.

Biotechnology  Martek Biosciences Corp.<F2>                  25,000         631,250           1.39
               Maryland-based developer of products
               derived from microalgae, including nutri-
               tional products, pharmaceutical research
               and development tools, diagnostics and
               potential new drugs.


Computer       American Management Systems<F2>               26,000  $      780,000          1.72%
Services &     Northern Virginia-based leading supplier
Hardware       of information technologies.

               DST Systems, Inc.<F2>                         10,400         296,400            .65
               Provides information processing and
               computer software services and products
               primarily to mutual funds.

               MICROS Systems, Inc.<F2>                      32,500       1,600,625           3.53
               Maryland-based manufacturer and
               marketer of systems and software for the
               hospitality industry.

               TOTAL                                                     2,677,025            5.90

Electronics    Harman International Industries, Inc.         15,750         631,969           1.39
               Washington, DC-based specialty
               manufacturer of electronic and audio
               components.

Financial      Federal Home Loan Mortgage Corp.              43,800       3,657,300           8.06
Services       Northern Virginia-based company which
               purchases, securitizes and guarantees
               mortgages.

               Federal National Mortgage Association         42,080       5,223,180          11.50
               Washington, DC-based, it is the nation's
               largest residential mortgage funding
               operation through the secondary market.

               TOTAL                                                      8,880,480          19.56

Food &         Richfood Holdings, Inc.                      100,000       2,675,000           5.89
Food Services  Virginia-based wholesale supplier to
               grocery retailers of the region.

Health         Sterile Concepts Holdings Inc.                20,000         290,000            .64
Services &     Richmond-based company is the second
Supplies       largest U.S. producer of surgical and
               clinical customized procedure trays.

Household      The Black & Decker Corporation                10,000         352,500            .78
Products       Maryland-based maker of a wide range of
               products sold to residential and com-
               mercial markets in over 100 countries.

Paper          James River Corporation of Virginia           10,000       $ 241,250           .53%
Products       Richmond-based marketer and producer of
               paper and plastic products.

Publishing &   Cadmus Communications Corp.                   27,500         742,500          1.64
Communications Richmond-based graphic communications
               company offering specialized products
               and services in printing, marketing and
               publishing.

               EZ Communications, Inc.<F2>                   15,000         270,000           .59
               Fairfax-based company which acquires,
               develops and operates radio stations in
               several states.

               Primark Corporation<F2>                       25,000         750,000          1.65
               A premier information services company
               with a major presence in Northern Virginia.

               The Washington Post Company Class B           11,000       3,102,000          6.83
               Washington, DC-based company publishes
               "The Washington Post" and "Newsweek;"
               owns several TV stations and 53 cable
               TV systems.

               TOTAL                                                     4,864,500          10.71

Real Estate    Host Marriott Corporation<F2>                 25,000         331,250           .73
               Bethesda-based owner and operator of
               lodging properties worldwide.

Retail         Circuit City Stores, Inc.                    20,000          552,500          1.22
               Richmond-based retailer of audio, video
               and brand name consumer electronic
               products.

               Giant Food, Inc. Class A                      53,800       1,694,700          3.73
               Landover, Maryland-based company which
               operates over 150 supermarkets in Delaware,
               Maryland, Virginia and Washington, DC.

               TOTAL                                                      2,247,200          4.95

Telecommuni-   Bell Atlantic Corporation                     28,000      $1,872,500          4.13%
cations        Holding company for the Mid-Atlantic
               telephone companies serving a six state
               area and Washington, DC.

               LCI International, Inc.<F2>                   30,000         615,000          1.35
               Northern Virginia-based long distance
               carrier providing domestic and inter-
               national voice and data services.

               MCI Communications                            60,000       1,567,500          3.45
               Washington, DC-based company which is
               the second largest telecommunications
               service network in the United States.

               TOTAL                                                      4,055,000          8.93

Transportation CSX Corporation                               70,000       3,193,750          7.04
               Richmond-based holding company for
               transportation and natural resources with
               railroad, barge, trucking, pipeline and
               ocean shipping units.

               Stocks in initial period of acquisition<F2>                    1,900           .01

               TOTAL INVESTMENT SECURITIES
               (cost: $18,228,581)                                       43,158,212         95.07

               Repurchase Agreements:
                 Donaldson, Lufkin & Jenrette Securities
                 Corporation                                              1,569,000          3.46
                 5.00%, issued 12/29/95, $1,569,872
                 including interest, due 1/2/96 (collateral-
                 ized by $6,847,000 United States
                 Treasury Strip Interest due 5/15/19)

               Options Written:
                 Riggs National Corporation                                (27,500)          (.06)
                 Covered call contracts (20,000 shares of
                 stock subject to call) exercisable through
               February 16, 1996 at $12.50

               Excess of cash and receivables over payables                 697,381          1.53

               NET ASSETS                                               $45,397,093        100.00%

<F1> Securities listed are common stocks unless otherwise indicated.
<F2>Indicates security which has not paid dividends during the preceding twelve months.

See Notes to Financial Statements

Statement of Assets and Liabilities
as of December 31, 1995

Assets
          Investment in securities,
            at market (cost: $18,228,581)             $43,158,212
          Repurchase agreements
            (cost: $1,569,000)                          1,569,000
          Cash                                             12,063
          Dividends and interest receivable                 5,554
          Receivable for Fund's shares sold                15,838
          Receivable for securities sold                1,219,515
          Other assets                                     12,431   $45,992,613

Liabilities
          Payable for adviser and management
            services                                       28,056
          Payable for distribution plan                    19,880
          Payable for Fund's shares repurchased            73,346
          Payable for securities purchased                428,550
          Option write premiums, net                       27,500
          Accounts payable and accrued expenses            18,188       595,520

Net Assets
          Capital stock ($.01 par value, 2,496,540
            shares outstanding 25,000,000 shares
            authorized)                                    24,966
          Paid-in capital                              20,426,212
          Undistributed investment income                   (334)
          Undistributed realized capital gains            (1,530)
          Unrealized gains, equity  investments        24,929,631
          Unrealized gains, option contracts               18,148   $45,397,093

          Net asset value per share                                      $18.19

See Notes to Financial Statements


Statement of Operations
for the year ended December 31, 1995

Investment Income
          Income:
            Dividends                               $     776,023
            Interest                                      146,987  $    923,010

          Expenses:
            Investment advisory fee                       148,597
            Business management fee                      147,686
            Distribution fee                               86,317
            Transfer agency fee and expenses               77,299
            Auditing and legal fees                        22,952
            Custodian fee and expenses                     37,443
            Directors' fees                                 9,400
            Postage, stationery and supplies                2,888
            Reports to shareholders                        16,833
            Registration and prospectus expenses           13,342
            Other                                          14,427       577,184
              Net investment income                                     345,826

Realized and Unrealized Gain on Investments
          Net realized gain on equities, identified
            cost basis                                  2,028,012
          Net change in unrealized gain                11,999,577
            Net realized and change in unrealized
            gain on investments                                      14,027,589
          Net increase in net assets resulting from
            operations                                              $14,373,415

See Notes to Financial Statements


Statement of Changes in Net Assets


                                               For the year ended December 31,
                                                          1995          1994
Increase (Decrease) in Net Assets
          Operations:
            Net investment income                   $     345,826   $   452,978
            Net realized gain on equity investments     2,028,012     1,052,894
            Net realized gain on option contracts               0        24,418
            Net change in unrealized gain on
            investments                              11,999,577     (5,100,757)
              Net increase (decrease) in net assets
                resulting from operations              14,373,415   (3,570,467)

          Dividends and Distributions Paid to
            Shareholders:
            Dividends from net investment income        (336,934)     (447,790)
            Distributions from net realized gains     (2,029,200)   (1,077,494)
              Total                                   (2,366,134)   (1,525,284)

          Capital Stock Transactions:
            Net decrease in net assets resulting
            from capital stock transactions             (324,849)   (1,179,874)
              Total increase (decrease) in net assets  11,682,432   (6,275,625)

          Net Assets:
            Beginning of year                          33,714,661    39,990,286
            End of year                               $45,397,093   $33,714,661

See Notes to Financial Statements

Financial Highlights
for a share outstanding throughout the fiscal year

                                                       For the year ended December 31,
                                               1995      1994      1993      1992     1991
Net asset value, beginning of year            $13.32    $15.37    $14.16    $12.34   $10.62

Income from investment operations:
   Net investment income                         .14       .18       .14       .14      .18
   Net realized and unrealized gain
     (loss) on investments                      5.72    (1.61)     1.63       2.03     2.54
     Total from investment operations           5.86    (1.43)      1.77      2.17     2.72

Less Distributions:
   Dividends (from net investment
     income)                                   (.14)    (.18)      (.14)     (.13)    (.18)
   Distributions (from capital gains)          (.85)     (.44)     (.42)     (.22)    (.27)
     Total distributions                       (.99)     (.62)     (.56)     (.35)   (1.00)
Net asset value, end of year                  $18.19    $13.32    $15.37    $14.16   $12.34


Total return<F1>                              44.25%   (9.32%)    12.52%    17.72%   26.37%

Ratios/supplemental data:
   Net assets, end of year (in thousands)    $45,397   $33,715   $39,990   $37,162  $35,266
   Ratio of expenses to average net assets     1.46%     1.50%     1.55%     1.55%    1.67%
   Ratio of net income to average net assets    .87%     1.20%      .87%     1.04%    1.43%
   Portfolio turnover rate                    25.65%    13.34%    13.52%    12.89%   11.33%

<F1>Excludes maximum sales charge of 4.75%.


See Notes to Financial Statements

Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies

The Growth Fund of Washington, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985. The Fund is registered under the Investment Company Act of 1940, (the "Act") as amended, as an open-end, diversified investment company. Washington Investment Advisers, Inc. is the Fund's investment adviser (the "Investment Adviser"). The Chase Manhattan Bank, N.A. served as the Fund's Sub-Investment Adviser (the "Sub-Adviser") from May 1, 1993 through April 30, 1995. Washington Management Corporation is the Fund's business manager (the "Business Manager"). The Investment Adviser and the Business Manager are wholly owned subsidiaries of The Johnston-Lemon Group, Incorporated. Vista Broker-Dealer Services, Inc. (the "Distributor"), a wholly owned subsidiary of Concord Holding Corporation, which, in turn, is a wholly owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.
     Security Valuation: Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, so long as such valuation continues to constitute fair value as determined by a committee appointed by the Board of Directors. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith by such committee.
     Premiums received for covered call options written are deferred until the contract expires or is closed. Such premiums are valued at the last sales price of the option or, in the absence of a sale, the mean between the last reliable bid and ask price. Effective January 1, 1995 the Fund incorporated Statement of Financial Accounting Standards 119, Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments, which requires additional disclosures about amounts, nature and terms of derivative financial instruments including option contracts. The implementation of the Statement had no significant effect on the financial statements.
     Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.
     Pursuant to the custodian agreement, the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $37,443 includes $544 that was paid by these credits rather than in cash. Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. Cost of securities for tax purposes is the same as for financial reporting purposes.

Note 2 - Investment Adviser, Sub-Investment Adviser and Business Management Fees and Other Transactions with Affiliates

Pursuant to the Investment Advisory Agreement, the Investment Adviser receives a fee of 0.375% per annum on the Fund's net assets up to $100,000,000 decreasing to 0.35% on the net assets in excess of $100,000,000. The Sub-Adviser received a fee from the Investment Adviser equal to one-half of the Investment Adviser's fee from May 1, 1993 through April 30, 1995. The Business Management Agreement provides that the Business Manager receives a fee of 0.375% per annum on the Fund's first $40,000,000 of net assets, 0.30% on net assets in excess of $40,000,000 but not exceeding $100,000,000 and 0.25% on net assets in excess of $100,000,000. The fees are computed daily and paid monthly. The Fund pays all expenses not assumed by the Investment Adviser or Business Manager but will be reimbursed in equal parts out of fees paid to those parties to the extent certain of its expenses exceed applicable state limits. No such limits were exceeded during the year ended December 31, 1995. Expenses paid by the Fund include custodian, stock transfer and dividend disbursing fees; accounting and recordkeeping expenses; Distribution Plan expenses; costs of designing, printing, and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale, or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Fund; association dues; and costs of stationery and forms prepared exclusively for the Fund.
     Pursuant to a Distribution Plan, the Fund pays a fee at a maximum annual rate of 0.25% of the Fund's net assets. Payments under this plan are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.
     Vista Broker-Dealer Services, Inc. received $13,631 (after allowances to dealers), as its portion of the sales charge paid by purchasers of the Fund's shares. Sales charges are not an expense of the Fund and hence are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, earned $66,843 on its retail sales of shares of the Fund and Distri-bution Plan fee and received net brokerage commissions of $1,096 resulting from purchases and sales of securities for the investment account of the Fund.
     All Officers and two Directors of the Fund are "affiliated persons" (as defined in the Act) of the Investment Adviser or Business Manager and received no remuneration from the Fund in such capacities.

Note 3 - Investment Transactions

     The Fund made purchases of investment securities, other than short-term securities, of $9,489,357 and sales of $11,582,721 during the year ended December 31, 1995. Net unrealized gains at December 31, 1995 include unrealized gains of $24,957,431 and unrealized losses of $27,800.

The following summarizes written option contract activity during 1995:
                                               Number
                                                 of
                                              Contracts    Amount
Balance as of January 1, 1995                     0      $      0
Written during the year                         230        48,183
Exercised during the year                      (30)       (2,535)

Balance as of December 31, 1995                 200        45,648

Market price adjustment                                  (18,148)

Market value as of December 31, 1995                      $27,500

Average market value of outstanding
  contracts from October 18, 1995 to
  December 31, 1995                                       $42,054

Note 4 - Capital Stock Transactions

Transactions in capital stock were:

                                              For the Year Ended
                                                  December 31
                                              1995        1994
    In shares:
Shares sold                                 145,686       117,658
Shares issued in reinvestment
  of dividends                              123,106       103,492
Total shares issued                         268,792       221,150
Shares redeemed                             303,237     (292,224)
Net decrease                               (34,445)      (71,074)

    In dollars:
Shares sold                             $ 2,311,798   $ 1,779,663
Shares issued in reinvestment
  of dividends                            2,172,864     1,388,840
Total shares issued                       4,484,662     3,168,503
Shares redeemed                         (4,809,511)   (4,348,377)
Net decrease                          $   (324,849)  $(1,179,874)

Report of Independent Accountant

The Board of Directors and Shareholders
The Growth Fund of Washington, Inc.
Washington, DC

     We have audited the accompanying statement of assets and liabilities and investment portfolio of The Growth Fund of Washington, Inc. as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of Washington, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.



     (Signature)

     JOHNSON LAMBERT & CO.

Bethesda, MD
January 26, 1996

(Logo)
THE
GROWTH FUND
OF WASHINGTON

Board of Directors

James H. Lemon, Jr.
Chairman

Chairman of the Board and
Chief Executive Officer,
The Johnston-Lemon Group, Incorporated

Harry J. Lister
President
President, Washington
Management Corporation

Cyrus A. Ansary
President, Investment
Services International
Company

T. Eugene Smith
President,
T. Eugene Smith Inc.

Leonard P. Steuart II
Vice President,
Steuart Investment Co.

Margita E. White
President, Association
for Maximum Service
Television, Inc.

Officers

Stephen Hartwell
Executive Vice President

Chairman of the Board,
Washington Management
Corporation

Howard L. Kitzmiller
Senior Vice President,
Secretary and Treasurer
Senior Vice President,
Secretary and Assistant Treasurer,
Washington Management Corporation

Prabha S. Carpenter
Vice President
Vice President, Washington
Investment Advisers, Inc.

Lois A. Erhard
Vice President
Vice President,
Washington Management Corporation

Michael W. Stockton
Assistant Vice President and
Assistant Treasurer
Assistant Vice President
and Assistant Treasurer,
Washington Management
Corporation

J. Lanier Frank
Assistant Secretary
Assistant Vice President,
Washington Management Corporation

Vista Service Center
P.O. Box 419392

Kansas City, MO 64141-6392
1-800-34-VISTA

Office of the Fund and Business Manager
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005
(202) 842-5665

Investment Adviser
Washington Investment Advisers, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005

Custodian
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, NY 10081

Transfer Agent
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105
800-34-VISTA

Distributor
Vista Broker-Dealer Services, Inc.
125 West 55th Street
New York, NY 10019

Counsel
Dechert Price & Rhoads
1500 K Street, NW
Washington, DC 20005

Independent
Accountants
Johnson Lambert & Co.
7500 Old Georgetown Road
Bethesda, MD 20814

This report is for the information of the shareholders of The Growth Fund of Washington, Inc., but it may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 1996, this report must also be accompanied by the Fund's most recent calendar quarter statistical update.

Vista Broker-Dealer Services, Inc., is unaffiliated with the Fund's Business Manager or Investment Adviser.


GFW-3

The Growth Fund of Washington, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005